*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 26, 2013. Meeting Information IAC/INTERACTIVECORP Meeting Type: Annual Meeting For holders as of: April 29, 2013 Date: June 26, 2013 Time: 9:00 a.m. Location: IAC/InterActiveCorp 555 West 18th Street New York, New York 10011 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. IAC/INTERACTIVECORP 555 WEST 18TH STREET NEW YORK, NY 10011 M60123-P39971 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 12, 2013 to facilitate timely delivery. M60124-P39971 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX

Voting Items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees: 01) Gregory R. Blatt 02) Edgar Bronfman, Jr. 03) Chelsea Clinton 04) Sonali De Rycker 05) Barry Diller 06) Michael D. Eisner 07) Victor A. Kaufman 08) Donald R. Keough* 09) Bryan Lourd* 10) Arthur C. Martinez 11) David Rosenblatt 12) Alan G. Spoon* 13) Alexander von Furstenberg 14) Richard F. Zannino* The Board of Directors recommends that you vote FOR the following proposals: 2. Approval of the 2013 Stock Plan Proposal. 3. Ratification of the appointment of Ernst & Young LLP as IAC’s independent registered public accounting firm for 2013. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. M60125-P39971 *To be voted upon by the holders of Common Stock voting as a separate class.